                                                                    Exhibit 10.1


*** CERTAIN CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

                               AMENDMENT NO. 4 TO
                         REVOLVING/TERM LOAN AGREEMENT


     THIS AMENDMENT NO. 4 TO REVOLVING/TERM LOAN AGREEMENT (this "Amendment"), dated as of November 14, 2002, is entered into by and among the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders"), Union Bank of California, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"), and ViaSat, Inc., a Delaware corporation (the "Borrower"), with reference to the following facts:


                                    RECITALS

     A. The Borrower, the Lenders and the Administrative Agent are parties to that certain Revolving/Term Loan Agreement, dated as of June 21, 2001, as amended (collectively, the "Loan Agreement"), pursuant to which the Lenders have provided the Borrower with certain credit facilities.

     B. The Borrower and the Lenders wish to amend the Loan Agreement as set forth below.

              NOW, THEREFORE, the parties hereby agree as follows:

     1. Defined Terms. Any and all initially capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) without definition shall have the respective meanings specified in the Loan Agreement.

     2. Extension of Revolving Loan Maturity Date. Section 1.1 of the Loan Agreement is hereby amended such that the definition of "Revolving Loan Maturity Date" shall read in full as follows: "Revolving Loan Maturity Date" means June 30, 2003."

     3. Amendment to Maximum Leverage Ratio Covenant. Section 6.12 of the Loan Agreement is hereby amended to read in full as follows:


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       "6.12 Leverage Ratio.  Permit the Leverage Ratio as of September 30,
        2002 to be greater than *** or permit the Leverage Ratio as of the last day of any subsequent Fiscal Quarter to be greater than ***."

     4. Amendment to Minimum EBITDA Covenant. Section 6.13 of the Loan Agreement is hereby amended to read in full as follows:

       "6.13  EBITDA.  Permit EBITDA for the Fiscal Quarter ending September
        30, 2002 to be less than *** or permit EBITDA for any subsequent Fiscal Quarter to be less than ***."

     5. Amendment to Schedule of Lender Commitments. Schedule 1.1 to the Loan Agreement is hereby amended to read in full as set forth on Schedule 1.1 to this Amendment.

     6. Amendment Fee. In consideration of the Lenders' agreement to enter into this Amendment and provide the Borrower with the accommodations described herein, on the effective date of this Amendment, the Borrower shall pay to the Administrative Agent, for the ratable benefit of the Lenders, a one-time fee of $*** (the "Amendment Fee"). The Borrower acknowledges and agrees that, at the Administrative Agent's option, the Administrative Agent may effect payment of the Amendment Fee by charging the full amount of such fee, when due, to the Borrower's Revolving Loan account or to the Borrower's checking account at Union Bank of California, N.A.


     7. Conditions Precedent. The effectiveness of this Amendment shall be subject to the prior satisfaction of each of the following conditions:

        (a) This Amendment. The Administrative Agent shall have received an original of this Amendment, duly executed by the Borrower and each of the Lenders;

        (b) Commitment Assignment and Acceptance. The Administrative Agent shall have received an original Commitment Assignment and Acceptance, duly executed by U.S. Bank National Association, as Assignor, and Comerica Bank - California, as Assignee, and duly consented to by the Borrower;

        (c) New Note for Comerica; Return of U.S. Bank Note. The Administrative Agent shall have received a Revolving Note in the original principal amount of $10,000,000 executed by the Borrower to the order of Comerica Bank - California and U.S. Bank National Association shall have delivered its


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original Revolving Note to the Administrative Agent marked "cancelled" or "paid in full"; and

        (d) Other Documents. The Borrower shall have executed and delivered to the Administrative Agent such other documents and instruments as the Administrative Agent may reasonably require.

     8. Miscellaneous.

        (a) Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or in any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Administrative Agent or the Lenders or any closing shall affect the representations and warranties or the right of the Administrative Agent or any Lender to rely thereon.

        (b) No Events of Default. The Borrower is not aware of any events which now constitute, or with the passage of time or the giving of notice, or both, would constitute, an Event of Default under the Loan Agreement.

        (c) Reference to Loan Agreement. The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

        (d) Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect and the Borrower ratifies and confirms its agreements and covenants contained therein. The Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.

        (e) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable


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            shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        (f) APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

        (g) Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lenders and the Borrower and their respective successors and assigns; provided, however, that the Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

        (h) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

        (i) Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

        (j) NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE LENDERS AND THE BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDERS AND THE BORROWER.


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        IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.


                                            VIASAT, INC.

                                            By:____________________________

                                               Ronald G. Wangerin
                                               Vice President and Chief
                                               Financial Officer


                                            Address:

                                            ViaSat, Inc.
                                            6155 El Camino Real
                                            Carlsbad, California  92009
                                            Attn:       Mr. Ronald G. Wangerin
                                                  Vice President and Chief
                                                  Financial Officer
                                            Telecopier:         (760) 476-2200
                                            Telephone:  (760) 929-3926

                                            UNION BANK OF CALIFORNIA
                                            N.A., as the Administrative Agent


                                            By:____________________________
                                               Douglas S. Lambell
                                               Vice President

                                            Address:

                                            Union Bank of California, N.A.
                                            San Diego Commercial Banking Office
                                            530 "B" Street, 4th Floor, S-420
                                            San Diego, California 92101-4407
                                            Attn:       Mr. Douglas S. Lambell
                                            Telecopier: (619) 230-3766
                                            Telephone:  (619) 230-3029



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                                     UNION BANK OF CALIFORNIA, N.A., as a Lender


                                           By:____________________________

                                           Douglas S. Lambell Vice President

                                           Address:

                                           Union Bank of California, N.A. San
                                           Diego Commercial Banking Office
                                           530 "B" Street, 4th Floor, S-420
                                           San Diego, California 92101-4407
                                           Attn:   Mr. Douglas S. Lambell
                                           Telecopier:(619) 230-3766
                                           Telephone: (619) 230-3029
                                           COMERICA BANK - CALIFORNIA,
                                           as a Lender


                                           By:____________________________
                                           Name:__________________________
                                           Title:___________________________

                                           Address:

                                           Comerica Bank - California
                                           600 "B" Street, Suite 100
                                           San Diego, California 92101-4502
                                           Attn:   Stephen M. Cusato
                                           Telecopier:(619) _________________
                                           Telephone: (619) _________________



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                                  SCHEDULE 1.1

                               LENDER COMMITMENTS





                                            Revolving
                                          Commitment Amount     Pro Rata Share
                                          -----------------     --------------


Union Bank of California, N.A.               $10,000,000              50%

Comerica Bank - California                   $10,000,000              50%
                                             ===========              ====

Total:                                       $20,000,000              100%



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